SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 28, 2000


                      CORNERSTONE REALTY INCOME TRUST, INC.
             (Exact name of registrant as specified in its charter)


 VIRGINIA                           1-12875                  54-1589139
 (State of                          (Commission              (IRS Employer
 incorporation)                     File Number)             Identification No.)


 306 East Main Street
 Richmond, Virginia                                           23219
 (Address of principal                                        (Zip Code)
 executive offices)


               Registrant's telephone number, including area code:
                                 (804) 643-1761


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                              CORNERSTONE REALTY INCOME TRUST, INC.

                                    FORM 8-K


                                      Index




Item 5.           Other Events.

Item 7.           Exhibits.

                  Exhibits:

     99 Press Release dated February 28, 2000 announcing the entering into of an agreement by Cornerstone Realty Income Trust, Inc. to sell 16 apartment communities.





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Item 5.           Other Events

         On February 28, 2000, Cornerstone Realty Income Trust, Inc. ("Cornerstone") issued a Press Release (attached as an Exhibit to this Report) announcing that it had entered into an agreement under which Cornerstone would sell 16 apartment communities.




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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       Cornerstone Realty Income Trust, Inc.

Date:  February 28, 2000               By: /s/  Stanley J. Olander, Jr.
                                           ----------------------------
                                           Stanley J. Olander, Jr.
                                           Chief Financial Officer
                                           Cornerstone Realty Income Trust, Inc.

                                Index to Exhibits


Exhibit No.                                    Exhibit



     99 Press Release dated February 28, 2000 announcing the entering into of an agreement by Cornerstone Realty Income Trust, Inc. to sell 16 apartment communities.